2Q22 Financial Results July 14, 2022 Exhibit 99

2Q22 Financial highlights 1 See note 3 on slide 10 2 e 11 3 4 See note 1 on slide 10 5 Includes the net impact of employee issuances ROTCE1 17% Net payout LTM3 55% CET1 capital ratios2 Std. 12.2% | Adv. 12.8% Balance sheet Loans: average loans of $1.1T up 7% YoY and up 2% QoQ Deposits: average deposits of $2.5T up 9% YoY and up 1% QoQ CET1 capital of $207B2 Standardized CET1 capital ratio of 12.2%2; Advanced CET1 capital ratio of 12.8%2 Income statement 2Q22 net income of $8.6B and EPS of $2.76 Managed revenue of $31.6B4 Expense of $18.7B and managed overhead ratio of 59%4 Capital distributed Common dividend of $3.0B or $1.00 per share $224mm of common stock net repurchases5 1

2Q22 1Q22 2Q21 Net interest income $15.2 $1.3 $2.4 Noninterest revenue 16.4 (1.2) (2.1) Managed revenue1 31.6 0.0 0.2 Expense 18.7 (0.4) 1.1 Credit costs 1.1 (0.4) 3.4 Net income $8.6 $0.4 ($3.3) Net income applicable to common stockholders $8.2 $0.4 ($3.3) $2.76 $0.13 ($1.02) ROE2 13% 13% 18% ROTCE2,3 17 16 23 1,2 59 61 56 Memo: NII excluding Markets 4 $13.7 $1.9 $2.8 NIR excluding Markets 4 10.2 (0.9) (3.6) Markets revenue 7.8 (1.0) 1.0 Managed revenue1 31.6 0.0 0.2 Adjusted expense 5 $18.7 ($0.4) $1.2 Adjusted overhead ratio 1,2,5 59% 60% 56% $ O/(U) 2Q22 ROE O/H ratio CCB 24% 61% CIB 14% 56% CB 15% 43% AWM 23% 68% $B 2Q22 1Q22 2Q21 Net charge-offs $0.7 $0.6 $0.7 Reserve build/(release) 0.4 0.9 (3.0) Credit costs $1.1 $1.5 ($2.3) 2Q22 Financial results1 $B, except per share data 2Q22 Tax rate Effective rate: 20.4% Managed rate: 26.6%1,6 Note: Totals may not sum due to rounding 1 See note 1 on slide 10 2 Actual numbers for all periods, not over/(under) 3 See note 3 on slide 10 4 See note 2 on slide 10 5 See note 4 on slide 10 6 Reflects fully taxable- 2

Fortress balance sheet $B, except per share data 3 Note: Totals may not tie due to rounding 1 Estimated for the current period. See note 1 on slide 11 2 3 B 4 See note 3 on slide 10 5 Organic capital generation equals net income, less dividends. Based on estimates from analysts with updates on or after 6/24/2022. Assumes flat RWA Loans 2Q221Q22 Market Risk Credit Risk ex. Loans 1,751 1,707 Our organic capital generation will allow us to meet rising requirements, build to a 12.5% target at 4Q22 and further support strategic priorities Standardized risk-weighted assets QoQ ($B) Organic capital generation: Illustrative5 path to 1Q23 Normalization from 1Q22 levels 4Q22 1Q232Q22 12.2% ~12.8% ~13.2% 11.2% 12.0% 12.5% Organic capital generation5 Available excess capital Regulatory Requirement 2Q22 1Q22 2Q21 Risk-based capital metrics1 CET1 capital $207 $208 $209 12.2% 11.9% 13.0% 12.8 12.7 13.8 Leverage-based capital metric2 Firm SLR 5.3% 5.2% 5.4% Liquidity metrics3 Firm LCR 110% 110% 111% Bank LCR 169 181 171 Total excess HQLA $554 $625 $558 HQLA and unencumbered marketable securities 1,568 1,662 1,570 Balance sheet metrics Total assets (EOP) $3,841 $3,955 $3,684 Deposits (average) 2,532 2,516 2,324 Tangible book value per share4 69.53 69.58 68.91

CCB CIB CB AWM Corp.

Consumer & Community Banking[1]

Selected income statement data ($mm)

	2Q22	$ O/(U) 1Q22	$ O/(U) 2Q21
Revenue	**$12,614**	**$385**	**($146)**
Consumer & Business Banking	6,558	496	542
Home Lending	1,001	(168)	(348)
Card & Auto	5,055	57	(340)
Expense	**7,723**	**3**	**661**
Credit costs	**761**	**83**	**2,629**
Net charge-offs (NCOs)	611	58	(121)
Change in allowance	150	25	2,750
Net income[2]	**$3,100**	**$205**	**($2,545)**

Financial performance

- **Net income of $3.1B vs. $5.6B in 2Q21**, reflecting the absence of the credit reserve release recorded in the prior year
- **Revenue** of $12.6B, down 1% YoY
- **Expense** of $7.7B, up 9% YoY, driven by higher investments and structural expense, partially offset by lower volume- and revenue-related expense
- **Credit costs** of $761mm
  - Net charge-offs of $611mm, down $121mm YoY, driven by Card
  - Reserve build of $150mm in Card driven by loan growth

Key drivers / statistics ($B)[3]

	2Q22	1Q22	2Q21
Equity	$50.0	$50.0	$50.0
ROE	24%	23%	44%
Overhead ratio	61	63	55
Average loans	$436.6	$428.9	$430.1
Average deposits	1,180.5	1,153.5	1,047.8
Active mobile customers (mm)[4]	47.4	46.5	42.9
Debit & credit card sales volume[5]	$397.0	$351.5	$344.3

- Average loans up 2% YoY and 2% QoQ
  - Ex-PPP, average loans of $434.4B, up 6% YoY and 2% QoQ
- Average deposits up 13% YoY and 2% QoQ
- Active mobile customers up 11% YoY
- Debit & credit card sales volume up 15% YoY
- Client investment assets down 7% YoY

Key drivers / statistics ($B) – detail by business

	2Q22	1Q22	2Q21
Consumer & Business Banking			
Business Banking average loans[6]	$22.8	$24.8	$42.4
Business Banking loan originations[7]	1.2	1.0	2.2
Client investment assets (EOP)	628.5	696.3	673.7
Deposit margin	1.31%	1.22%	1.28%
Home Lending			
Average loans	$177.3	$176.5	$177.4
Loan originations[8]	21.9	24.7	39.6
Third-party mortgage loans serviced (EOP)	575.6	575.4	463.9
Net charge-off/(recovery) rate	(0.16)%	(0.17)%	(0.19)%
Card & Auto			
Card average loans	$158.4	$149.4	$136.1
Auto average loans and leased assets	83.4	85.7	86.8
Auto loan and lease originations	7.0	8.4	12.4
Card net charge-off rate	1.47%	1.37%	2.24%
Credit Card net revenue rate	9.59	9.87	11.32
Credit Card sales volume[5]	$271.2	$236.4	$223.7

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

4

JPMORGAN CHASE & CO.

CCB | CIB | CB | AWM | Corp.

Corporate & Investment Bank[1]

Selected income statement data ($mm)

	2Q22	$ O/(U) 1Q22	$ O/(U) 2Q21
Revenue	**$11,947**	**($1,582)**	**($1,267)**
Investment Banking revenue	1,351	(706)	(2,073)
Payments	1,463	(391)	10
Lending	410	89	181
Total Banking	**3,224**	**(1,008)**	**(1,882)**
Fixed Income Markets	4,711	(987)	613
Equity Markets	3,079	24	390
Securities Services	1,151	83	63
Credit Adjustments & Other	(218)	306	(451)
Total Markets & Securities Services	**8,723**	**(574)**	**615**
Expense	**6,745**	**(553)**	**222**
Credit costs	**59**	**(386)**	**138**
Net income[2]	**$3,725**	**($660)**	**($1,295)**

Key drivers / statistics ($B)[3]

	2Q22	1Q22	2Q21
Equity	$103.0	$103.0	$83.0
ROE	14%	17%	23%
Overhead ratio	56	54	49
Comp/revenue	29	30	27
IB fees ($mm)	$1,650	$2,050	$3,572
Average loans	218.0	212.4	192.5
Average client deposits[4]	722.4	709.1	721.9
Merchant processing volume ($B)[5]	539.6	490.2	475.2
Assets under custody ($T)	28.6	31.6	32.1
ALL/EOP loans ex-conduits and trade[6]	1.38%	1.31%	1.53%
Net charge-off/(recovery) rate[6]	0.09	0.05	(0.03)
Average VaR ($mm)	$52	$64	$41

Financial performance

- **Net income of $3.7B, down 26% YoY; revenue of $11.9B, down 10% YoY**
- **Banking revenue**
  - IB revenue of $1.4B, down 61% YoY
    - IB fees down 54% YoY, driven by lower fees across products
    - $257mm of markdowns on HFS positions in the bridge book[7]
  - Payments revenue of $1.5B, up 1% YoY
    - Excluding the markdowns on equity investments, up 25%, predominantly driven by higher rates and fees
  - Lending revenue of $410mm, up 79% YoY, driven by mark-to-market gains on hedges of accrual loans and higher net interest income
- **Markets & Securities Services revenue**
  - Markets revenue of $7.8B, up 15% YoY
    - Fixed Income Markets revenue of $4.7B, up 15% YoY, driven by strong results in macro businesses, partially offset by Credit and Securitized Products
    - Equity Markets revenue of $3.1B, up 15% YoY, driven by a strong performance in derivatives
  - Securities Services revenue of $1.2B, up 6% YoY, predominantly driven by growth in fees and to a lesser extent higher rates, partially offset by lower market levels
  - Credit Adjustments & Other was a loss of $218mm, largely driven by funding spread widening
- **Expense** of $6.7B, up 3% YoY, reflecting higher structural expense and investments in the business, largely offset by lower revenue-related compensation

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

5

JPMORGAN CHASE & CO.

CCB CIB CB AWM Corp.

Commercial Banking[1]

Selected income statement data ($mm)

		$ O/(U)	
	2Q22	1Q22	2Q21
Revenue	**$2,683**	**$285**	**$200**
Middle Market Banking	1,169	189	160
Corporate Client Banking	927	97	76
Commercial Real Estate Banking	590	9	(9)
Other	(3)	(10)	(27)
Expense	**1,156**	**27**	**175**
Credit costs	**209**	**52**	**586**
Net income[2]	**$994**	**$144**	**($428)**

Key drivers / statistics ($B)[3]

	2Q22	1Q22	2Q21
Equity	$25.0	$25.0	$24.0
ROE	15%	13%	23%
Overhead ratio	43	47	40
Gross IB revenue ($mm)	$788	$729	$1,164
Average loans[4]	219.5	210.7	205.3
Average client deposits	300.4	316.9	290.3
Allowance for loan losses	2.6	2.4	2.6
Nonaccrual loans[5]	0.8	0.8	1.0
Net charge-off/(recovery) rate[6]	0.00%	0.01%	0.01%
ALL/loans[6]	1.16	1.11	1.29

Financial performance

- **Net income of $1.0B, down 30% YoY**, driven by a net credit reserve build compared to a net release in the prior year
- **Revenue** of $2.7B, up 8% YoY, driven by higher deposit margins, partially offset by lower investment banking revenue
  - Gross IB revenue of $788mm, down 32% YoY
- **Expense** of $1.2B, up 18% YoY, predominantly driven by higher structural and volume- and revenue-related expense
- **Credit costs** of $209mm, reflecting a net reserve build, largely driven by loan growth
- **Average loans** of $219B, up 7% YoY and up 4% QoQ
  - C&I[7] up 7% YoY and up 6% QoQ
    - Ex-PPP, up 15% YoY and up 6% QoQ
  - CRE[7] up 6% YoY and up 3% QoQ
- **Average deposits** of $300B, up 4% YoY and down 5% QoQ, driven by migration of non-operating balances to higher yielding alternatives

[1] See note 1 on slide 10
[2] See note 3 on slide 11
For additional footnotes see slide 12

6

JPMORGAN CHASE & CO.

CCB CIB CB AWM Corp.

Asset & Wealth Management[1]

Selected income statement data ($mm)

		$ O/(U)	
	2Q22	1Q22	2Q21
Revenue	**$4,306**	**($9)**	**$199**
Asset Management	2,137	(177)	(99)
Global Private Bank	2,169	168	298
Expense	**2,919**	**59**	**333**
Credit costs	**44**	**(110)**	**54**
Net income[2]	**$1,004**	**($4)**	**($152)**

Key drivers / statistics ($B)[3]

	2Q22	1Q22	2Q21
Equity	$17.0	$17.0	$14.0
ROE	23%	23%	32%
Pretax margin	31	30	37
Assets under management ("AUM")	$2,743	$2,960	$2,987
Client assets	3,798	4,116	4,044
Average loans	216.8	214.6	195.2
Average deposits	268.9	287.8	219.7

Financial performance

- **Net income of $1.0B, down 13% YoY**
- **Revenue** of $4.3B, up 5% YoY, predominantly driven by growth in deposits and loans on higher balances and margins, partially offset by investment valuation losses vs. gains in the prior year and lower performance fees
- **Expense** of $2.9B, up 13% YoY, driven by higher structural expense and investments in the business, including compensation, and higher volume- and revenue-related expense, including distribution fees
- **AUM** of $2.7T and client assets of $3.8T, down 8% and 6% YoY respectively, predominantly driven by lower market levels, partially offset by continued net long-term inflows
  - For the quarter, AUM had net inflows of $6B for long-term products
- **Average loans** of $217B, up 11% YoY and up 1% QoQ
- **Average deposits** of $269B, up 22% YoY and down 7% QoQ

[1] See note 1 on slide 10
[2] See note 3 on slide 11
[3] Actual numbers for all periods, not over/(under)

7

JPMORGAN CHASE & CO.

Corporate1 Financial performanceSelected income statement data ($mm) Revenue was $80mm Net interest income was $324mm compared with a loss of $961mm in the prior year, predominantly due to the impact of higher rates Expense: Noninterest expense of $206mm, down $309mm YoY 1 See note 1 on slide 10 2 See note 3 on slide 11 CCB CIB CB AWM Corp. 2Q22 1Q22 2Q21 Revenue $80 $961 $1,249 Expense 206 22 (309) Credit costs 28 (1) (21) Net income/(loss)2 ($174) $682 $1,121 $ O/(U) 8

Outlook1 9 1 See notes 1, 2 and 4 on slide 10 Firmwide 1 Expect FY2022 net interest income excluding Markets to be $58B+, market dependent 2 Expect FY2022 adjusted expense of ~$77B, market dependent 3 Expect FY2022 Card NCO rate of <2%

Notes on non-GAAP financial measures 1. rat Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. For a lement 2. ews these metrics excluding CIB sactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the -liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets reven 2021 Form 10-K 3. ach non-GAAP financial measures. nd identifiable intangible assets (other than TCE, refer to page 9 of the Earnings Release rep period-end divided by common shares at period-end. Book value per share was $86.38, $86.16 and $84.85 at June 30, 2022, March 31, 2022 and June 30, 2021, f equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense excludes Firmwide legal expense of $73mm, $119mm and $185mm for the three months ended June 30, 2022, March 31, 2022 expense as a percentage of adjusted managed net revenue. Management believes this information helps investors understand the effect of these items on reported 5. -of- luding the impact of consolidated Firm-administered multi- rage ratio 10

Additional notes 1. Reflects the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the Current Expected Credit Losses ("CECL") capital transition provisions. Beginning January 1, 2022, the $2.9B CECL capital benefit recognized as of December 31, 2021, is being phased out at 25% per year over a three-year period. As of June 30, 2022 and March 31, 2022, CET1 capital reflected the remaining $2.2B CECL benefit. For the period ended June 30, 2021, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $3.8B. Refer to Capital Risk Management on pages 35- Report on Form 10-Q for the quarterly period ended March 31, 2022 and on pages 86- -K for additional information 2. Total excess high- what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable -of-period HQLA-eligible securities which are included as part of the excess liquidity at the Bank that are not transferable to non- -of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 41- -Q for the quarterly period ended March 31, 2022 and on pages 97-104 of the -K for additional information 3. In the first quarter of 2022, the Firm changed its methodology for allocating income taxes to the LOBs, with no impact to Firmwide net income. Prior period amounts have been revised to conform with the current presentation 11

Additional notes on slides 4-6 Slide 4 Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all mobile platforms who have logged in within the past 90 days 5. Excludes Commercial Card 6. Includes the impact of loans originated under the PPP. For further information, refer to page 12 of the Earnings Release Financial Supplement 7. Included $1.3B of origination volume under the PPP for the three months ended June 30, 2021. The program ended on May 31, 2021 for new applications and there was no origination volume under the PPP for all other periods presented 8. Firmwide mortgage origination volume was $27.9B, $30.2B and $44.9B for the three months ended June 30, 2022, March 31, 2022 and June 30, 2021, respectively Slide 5 Corporate & Investment Bank 3. Actual numbers for all periods, not over/(under) 4. Client deposits and other third-party liabilities pertain to the Payments and Securities Services businesses 5. Represents total merchant processing volume across CIB, CCB and CB 6. Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. ALL/EOP loans as reported was 1.06%, 1.01%, and 1.11% at June 30, 2022, March 31, 2022 and June 30, 2021, respectively. See note 5 on slide 10 7. The bridge book consists of certain held-for-sale positions, including unfunded commitments, in CIB Slide 6 Commercial Banking 3. Actual numbers for all periods, not over/(under) 4. Includes the impact of loans originated under the PPP. For further information, refer to page 19 of the Earnings Release Financial Supplement 5. At June 30, 2022 and March 31, 2022, nonaccrual loans excluded PPP loans 90 or more days past due and insured by the SBA of $32mm and $50mm, respectively. These amounts have been excluded based upon the SBA guarantee. There were no PPP loans 90 or more days past due at June 30, 2021 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate and loan loss coverage ratio 7. and do not align with regulatory definitions 12

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & forth in the forward- materially from those described in the forward- Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, which have been filed with the Securities and Exchange Commission and -web.com/financial- information/sec- Chase & Co. does not undertake to update any forward-looking statements. 13